Note 25 - Revenue From Contracts With Customers (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Contract with Customer, Asset, after Allowance for Credit Loss, Total	$ 48,934,000	$ 110,432
Contract with Customer, Asset, Net, Current, Total	42,772,000	99,468,000
Contract with Customer, Liability, Current	24,133,000	28,773,000
Contract with Customer, Liability, Revenue Recognized	$ 26,568,000	$ 17,916,000